EXHIBIT 10.6

                          AMENDMENT TO CREDIT AGREEMENT
                          -----------------------------

         This AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 30th day of April, 2003, between ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                   BACKGROUND

         A. The Bank and the Borrower are parties to a Credit Agreement dated as of February 18, 2003 (the "Credit Agreement"), pursuant to which the Bank agreed to make Revolving Credit Loans and issue Letters of Credit to and on behalf of the Borrower.

         B. The Borrower has requested that the Bank amend the Credit Agreement, and the Bank has agreed to do so on and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement.

         The Credit Agreement is hereby amended as follows:

              (a) The definition of "Borrowing Base" is hereby amended and restated to read in full as follows:

         "Borrowing Base": the sum of (i) 80% of Eligible Receivables plus (ii) the lesser of (A) 50% of Eligible Inventory and (B) $2,000,000, plus
         (iii) the lesser of (A) 50% of Eligible Costs and Earnings and (B) $4,000,000, provided, however, that for purposes of determining the Borrowing Base, the Existing Centrifuge shall be included therein as Eligible Costs and Earnings at 50% of its actual cost plus profit if it is subject to a binding agreement of sale and is carried as "costs in excess of billings" on the books of the Borrower or, during the period commencing on the Closing Date and ending six months thereafter, (x) as Eligible Inventory at 25% of its actual cost if it is not subject to a binding agreement of sale or letter of intent for sale or (y) as Eligible Inventory at 50% of its actual cost if it is subject to a binding agreement of sale or letter of intent for sale and is carried as "inventory" on the books of the Borrower, plus (iv) the amount on deposit in the Cash Collateral Account, less (v) any Permitted Overadvance, all as set forth in the most recent Borrowing Base Certificate delivered to the Bank."

              (b) The definitions of the terms "Cash Collateralized Letters of Credit," "Cash Collateralized Letters of Credit Commitment," "Cash Collateralized Letters of Credit Commitment Period," "Cash Collateralized Letters of Credit Obligations" and "Cash Collateralized Letters of Credit Termination Date" appearing in Section 1.1 of the Credit Agreement are hereby deleted;

              (c) The definition of "Commitments" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "and the Cash Collateralized Letter of Credit Commitment" appearing therein;

              (d) The definition of "Letters of Credit" appearing in Section 1.1 of the Credit Agreement is hereby deleted and all other references in the Loan Documents to "Letters of Credit" shall be changed to "Revolving Credit Letters of Credit;"

              (e) The definition of "Revolving Credit Commitment" appearing in
Section 1.1 of the Credit Agreement is hereby amended by deleting the dollar amount "Twelve Million Dollars ($12,000,000)" appearing therein and inserting the amount "Fourteen Million Eight Hundred Thousand Dollars ($14,800,000)" in lieu thereof;

              (f) The definition of "Reimbursement Obligation" appearing in
Section 1.1 of the Credit Agreement is hereby amended and restated to read in full as follows:

         "Reimbursement Obligation": the obligation of the Borrower to reimburse the Bank pursuant to subsection 2.1(d) for amounts drawn under the Revolving Credit Letters of Credit.

              (g) The definition of "Total Funded Debt" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase "or Cash Collateralized Letters of Credit" from the first parenthetical appearing therein;

              (h) Section 2.1(d) of the Credit Agreement is hereby amended and restated to read in full as follows:

         (d) Subject to the terms and conditions hereof, the Bank shall during the Revolving Credit Commitment Period issue or cause the issuance of letters of credit ("Revolving Credit Letters of Credit") on behalf of the Borrower; provided, however, that the Bank will not be required to issue or cause to be issued any Revolving Credit Letter of Credit which expires later than the Revolving Credit Termination Date or to the extent that the face amount of such Revolving Credit Letters of Credit would exceed the Available Revolving Credit Commitment; provided further, that the Bank shall not be required to issue any Revolving Credit Letter of Credit if, after giving effect to such issuance, the Borrower would not be in compliance with any of the applicable financial ratios set forth in Section 6.1. The maximum amount of outstanding Revolving Credit Letters of Credit shall not exceed $10,300,000 at any time; the maximum amount of outstanding Revolving Credit Letters of Credit which are standby letters of credit shall not exceed $7,800,000 at any time; and the maximum amount of outstanding Revolving Credit Letters of Credit which are trade letters of credit shall not exceed $2,500,000 at any time. The Borrower shall be required immediately to reimburse the Bank any amounts paid by the Bank pursuant to drawings on Revolving Credit Letters of Credit. All payments by the Bank of drawings on Revolving Credit Letters of Credit shall become, at the time such drawings are paid, Revolving Credit Loans and shall bear interest at the applicable Base Rate until repaid in full.

              (i) Section 2.1(e) of the Credit Agreement is hereby deleted in its entirety and Section 2.1(f) of the Credit Agreement is hereby renumbered as
Section 2.1(e);

              (j) Section 2.9(a) is hereby amended by deleting the phrase "and the Cash Collateralized Letters of Credit Commitment shall be automatically terminated on the Cash Collateralized Letters of Credit Termination Date" appearing in the first sentence therein; and

              (k) Section 2.9(b) is hereby amended by deleting the phrase "or the Cash Collateralized Letter of Credit Commitment" appearing therein.

         3. Line of Credit Note. In order to evidence the increase in the maximum principal amount available under the Revolving Credit Commitment to $14,800,000, the Borrower shall execute and deliver to the Bank an Amended and Restated Revolving Credit Note (the "Amended and Restated Revolving Credit Note") in the form attached hereto as Exhibit A.

         4. Letters of Credit. As of the date hereof, any letter of credit other than the Bond Letter of Credit issued and outstanding under the Credit Agreement, including Cash Collateralized Letters of Credit issued under the Credit Agreement as in effect prior to the execution of this Amendment, shall be deemed to be Revolving Credit Letters of Credit subject to Section 2.1(d) of the Credit Agreement, as amended by this Amendment.

         5. Amendments to Loan Documents. All references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement, as amended by this Amendment and all references to the Revolving Credit Note in any of the Loan Documents shall be deemed to refer to the Amended and Restated Revolving Credit Note.

         6. Ratification. Except as the provisions thereof have been expressly amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. The Borrower hereby affirms all the provisions of the Loan Documents, as amended or modified by this Amendment.

         7. Representations and Warranties.

              (a) The Borrower hereby certifies that (i) the representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects as of the date hereof, as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

              (b) The Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment and the Amended and Restated Revolving Credit Note have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of the Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

              (c) The Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans.

              (d) The Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Bank.

         8. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of the Bank and its counsel, of the following conditions precedent:

              (a) The Borrower shall have delivered to the Bank the following, all of which shall be in form and substance satisfactory to the Bank and shall be duly completed and executed:

                    (i) This Amendment, executed by the Borrower;

                    (ii) The executed original of the Amended and Restated
              Revolving Credit Note; and

                    (iii) Such additional documents, certificates and
              information as the Bank may require pursuant to the terms hereof or otherwise reasonably request.

              (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

              (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

         9. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Bank of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Bank to agree to any further modifications to the Loan Agreement or any other Loan Document or constitute a waiver of any of the Bank's other rights or remedies.

         10. Release and Indemnity. Recognizing and in consideration of the Bank's agreement to the amendments set forth herein, the Borrower hereby waives and releases the Bank and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising the Borrower ever had or now has against any of them arising out of or relating to the Bank's acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Bank and its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Bank on account of anything arising out of this Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, the Borrower shall not have any obligation hereunder to the Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Bank.

         11. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12. Miscellaneous.

              (a) Expenses. The Borrower agrees to pay all of the Bank's out-of-pocket fees and expenses incurred in connection the preparation, negotiation and execution of this Amendment and the other documents executed in connection.

              (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

              (c) Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

              (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

              (e) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

              (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Borrower:                          ENVIRONMENTAL TECTONICS CORPORATION

                                   By:  Duane D. Deaner
                                        ----------------------------------------
                                   Name:  Duane D. Deaner
                                   Title: Chief Financial Officer


Bank:                              PNC BANK, NATIONAL ASSOCIATION

                                   By:  John G. Siegrist
                                        ----------------------------------------
                                   Name:  John G. Siegrist
                                   Title: Vice President

                                    EXHIBIT A
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$14,800,000                                                      April ___, 2003
                                                                Philadelphia, PA


         FOR VALUE RECEIVED, ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), at the office of the Bank located at 1600 Market Street, Philadelphia, Pennsylvania, 19103, on the Revolving Credit Termination Date (as such term is defined in the Credit Agreement hereinafter referred to) in lawful money of the United States of America and in immediately available funds, the principal sum of (a) FOURTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($14,800,000), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Bank to the Borrower pursuant to the Credit Agreement. The Borrower further unconditionally agrees to pay interest accrued on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement together with all other costs, fees and expenses as provided in the Credit Agreement.

         The holder of this Note is authorized to endorse on Schedule 1 annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the respective date, Type, and amount of each Revolving Credit Loan made by the Bank to the Borrower, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed absent manifest error; provided, however, that the failure to make any such endorsement (or any error in such recordation) shall not affect the obligations of the Borrower to make payments of principal, interest and other amounts outstanding in accordance with the terms of this Note and the Credit Agreement.

         This Note amends and completely restates and evidences the indebtedness outstanding under and is substituted for, but not in payment, satisfaction, cancellation or novation of, the Revolving Credit Note dated February 18, 2003 issued by the Borrower to the Bank and, as of the date hereof, shall be deemed to be the Revolving Credit Note referred to in, evidences indebtedness incurred under, and is entitled to the benefits of, the Credit Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between the Borrower and the Bank. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional or mandatory prepayments of the principal hereof prior to the maturity thereof, for a higher rate of interest upon the occurrence of an Event of Default and for certain security interests granted by the Borrower and certain related entities. Reference is made to the Credit Agreement and the other Loan Documents for a statement of the terms and conditions under which the Revolving Credit Loans evidenced hereby have been secured.

         Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and notice (except as required under the Credit Agreement) of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.


                                    ENVIRONMENTAL TECTONICS CORPORATION


                                    By:____________________________________
                                       Name:
                                       Title:


                                                           Schedule 1

                                                 Loans, Conversions and Payments

====================================================================================================================================
                                                                      Amount of       Amount of
                                                                      Base Rate      Eurodollar
                                                                        Loans           Loans         Unpaid
                 Type of Loan                          Amount of      Converted     Converted To     Principal
                (Eurodollar or          Amount of      Principal    to Eurodollar     Base Rate     Balance of       Notation
  Date            Base Rate)              Loan          Repaid          Loans           Loans          Loans         Made By
====================================================================================================================================

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